UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

ALTERNATIVE ENERGY SOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51762	74-3038728
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 West 20th Street, 2nd Floor
Kansas City, Missouri	64108-2005
(Address of principal executive offices)	(Zip Code)

(816) 842-3835
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 amends and supplements the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 1, 2006 by Alternative Energy Sources, Inc. (the "Registrant"), which amended the original Current Report filed by the Registrant on June 23, 2006. This amendment is being filed in order to conform certain exhibits filed with the Current Report on Form 8-K/A to the requirements of Item 601(b)(10) of Regulation S-B.

Exhibits 10.2, 10.3, 10.4 and 10.5 have been re-filed in their entirety herewith this Amendment No. 2 to the Current Report on Form 8-K/A to include all annexes, exhibits, appendices and schedules.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description

4.1	Form of Warrant issued to investors in the private offering on June 19, 2006.*

10.1	Form of Agreement and Plan of Merger and Reorganization dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Acquisition Corp. and Beemer Energy, Inc.*

10.2	Form of Subscription Agreement dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Energy, Inc. and investors in the private offering.

10.3	Form of Registration Rights Agreement dated June 19, 2006 among Alternative Energy Sources, Inc. and investors in the private offering.

10.4	Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Mark A. Beemer.

10.5	Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Lee L. Blank.

10.6	Form of Lock-Up Agreement dated June 19, 2006 between Tompkins Capital Group and each of Mark A. Beemer and Lee L. Blank.*

99.1	Press Release dated June 20, 2006.*

99.2	Audited Financial Statements for the period ended June 18, 2006.**

99.3	Unaudited Pro-Forma Condensed Consolidated Financial Statements as of June 30, 2006.**

* Previously filed with the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2006.
** Previously filed with Amendment No. 1 to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alternative Energy Sources, Inc.

By:	/s/ Mark A. Beemer
Name:	Mark A. Beemer
Title:	Chief Executive Officer

Date:	December 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant issued to investors in the private offering on June 19, 2006.*

10.1	Form of Agreement and Plan of Merger and Reorganization dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Acquisition Corp. and Beemer Energy, Inc.*

10.2	Form of Subscription Agreement dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Energy, Inc. and investors in the private offering.

10.3	Form of Registration Rights Agreement dated June 19, 2006 among Alternative Energy Sources, Inc. and investors in the private offering.

10.4	Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Mark A. Beemer.

10.5	Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Lee L. Blank

10.6	Form of Lock-Up Agreement dated June 19, 2006 between Tompkins Capital Group and each of Mark A. Beemer and Lee L. Blank.*

99.1	Press Release dated June 20, 2006.*

99.2	Audited Financial Statements for the period ended June 18, 2006.**

99.3	Unaudited Pro-Forma Condensed Consolidated Financial Statements as of June 30, 2006.**

* Previously filed with the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2006.
** Previously filed with Amendment No. 1 to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 1, 2006.